File: FLGRA2E.TXT

                                   ENROLLMENT

                                    FORM FOR

                                  TWO SETS OF

                                   TIAA-CREF

                                     GROUP

                                   RETIREMENT

                                    ANNUITY

                                  CERTIFICATES


FOR PLANS COVERED BY ERISA

IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.)

INSTRUCTIONS FOR FILLING OUT THE ENROLLMENT FORM

1. PERSONAL INFORMATION

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. YOUR PREMIUM ALLOCATION
Your institution's retirement plan has two components that provide for:
o Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates, and
o Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates.
     You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.
NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.
     You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.


3. YOUR DESIGNATION OF BENEFICIARY
The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.
     If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation.
     If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.
     If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract.
     If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

NOTICE OF SPOUSE'S RIGHT TO ANNUITY DEATH BENEFITS Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefits, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:
Please read all  information  and sign where indicated.

5. WAIVER OF SPOUSE'S RIGHT TO A PRERETIREMENT SURVIVOR DEATH BENEFIT
If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.
     You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

CONSENT BY SPOUSE
By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)
     If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, please call 1 800 842-2733, ext. 5509. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GRA/GRA (ERISA) 9/97 FLA.

ENROLLMENT FORM FOR TWO SETS OF TIAA AND CREF GROUP RETIREMENT ANNUITY CERTIFICATES

PLEASE TYPE OR PRINT IN INK AND PROVIDE ALL INFORMATION  REQUESTED.

G/G

1. PERSONAL INFORMATION

Last Name First Middle [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Dr.

[ ]  Other

Mailing Address      Street        City       State        Zip Code

Daytime Telephone Number          Sex

Date of Birth     Social Security Number       Spouse's  Name ( ) [ ] M   [ ] F

Mo. Day Yr.

Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date   The first day of (Month)

(Year)               , or at the age of .

2. YOUR PREMIUM ALLOCATION

Fill in the amounts you are allocating between employer and employee premiums.

A. Employer Premiums:

TIAA    TIAA    CREF    CREF    CREF     CREF    CREF     CREF     CREF    CREF

Traditional     Real Estate      Stock      Money Market         Social Choice

Bond Market        Global Equities      Growth        Equity Index

Inflation-Linked Bond
%      %      %      %      %      %      %      %      %       %     =     100%
B. Employee Premiums:
%      %      %      %      %      %      %      %      %       %     =     100%

3. YOUR DESIGNATION OF BENEFICIARY

Name(s) of Primary Beneficiary(ies)     Relationship to You       Date of Birth

Social Security Number

Name(s) of Contingent Beneficiary(ies)  Relationship to You       Date of Birth

Social Security Number

4.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles. You cannot transfer accumulations between the set of certificates used for employer premiums and the set used for employee premiums.
     CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.
     Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.
     I HAVE READ AND UNDERSTOOD ALL PROVISIONS OF THIS ENROLLMENT FORM. I HAVE RECEIVED A CURRENT CREF PROSPECTUS AND A CURRENT REAL ESTATE ACCOUNT PROSPECTUS.


SIGNED                             Date

5. CONSENT TO WAIVER OF SPOUSE'S RIGHT TO A PRERETIREMENT SURVIVOR DEATH BENEFIT If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.
CONSENT BY SPOUSE (MUST BE WITNESSED)
     With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse)          Soc. Sec. No.           Date

Notary or Plan Representative                    Date

Signature of Florida Licensed Agent

LIC. NO. 593282667
                                   Code
F7052.1E (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers
Insurance and
Annuity
Association

College
Retirement
Equities
Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA/GRA (ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++



ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates
For Plans Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan.

Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefits, your spouse must sign the consent in
Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates and interests in the TIAA Real Estate Account are distributed by

TIAA-CREF Individual & Institutional Services.

Standard GRA/GRA (ERISA) 9/97

ENROLLMENT Form FOR TWO SETS OF TIAA and CREF

GROUP RETIREMENT Annuity CERTIFICATES

Please type or print in ink and provide all information requested. G/G

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name

( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A. Employer Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

B. Employee Premiums:

% % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles. You cannot transfer accumulations between the set of certificates used for employer premiums and the set used for employee premiums.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed  (Spouse)  Soc. Sec. No. Date

Notary or Plan Representative Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

Code

F7052.1E  (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

O knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

O knowingly include in their application or statement of claim any materially false or misleading information; and/or

O knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note:

Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note:

Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers  Insurance and
Annuity Association O College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA/GRA (ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates
For Plans Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (FLA.)

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefits, your spouse must sign the consent in
Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, please call 1 800 842-2733, ext. 5509.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Standard GRA/GRA (ERISA) 9/97 FLA.

ENROLLMENT FORM FOR TWO SETS OF TIAA and CREF GROUP RETIREMENT Annuity CERTIFICATES

Please type or print in ink and provide all information requested. G/G

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A. Employer Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

B. Employee Premiums:

% % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number

Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles. You cannot transfer accumulations between the set of certificates used for employer premiums and the set used for employee premiums. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No. Date

Notary or Plan Representative Date

Signature of Florida Licensed Agent

LIC. NO. 593282667

Code

F7052.1E (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA/GRA (ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates
For Plans Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (CA)

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity certificates are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.


3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's  Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefits, your spouse must sign the consent in
Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please  read all  information  and sign where  indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates are distributed by TIAA-CREF Individual & Institutional Services.

Standard GRA/GRA (ERISA) 9/97 CA

ENROLLMENT FORM FOR TWO SETS OF TIAA and CREF GROUP RETIREMENT Annuity CERTIFICATES

Please  type or print  in ink and  provide  all  information  requested.  G/G

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A. Employer Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

B. Employee Premiums:

% N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles. You cannot transfer accumulations between the set of certificates used for employer premiums and the set used for employee premiums.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No. Date

Notary or Plan Representative Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

Code

F7052.1E (10/95) CA

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA/GRA (ERISA) 9/97 CA